Exhibit 24


                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS,  that each undersigned  director of
ESKIMO PIE CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints David B. Kewer and Thomas M. Mishoe, Jr. (with full power to each of them to act alone) as true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation in connection with stock options and other awards issued by the Corporation under its 1996 Incentive Stock Plan; granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done hereof.

             IN WITNESS WHEREOF, each undersigned director has hereunto set his or her hand and seal, as of the date specified.


Dated:  April 10, 1997.



/s/ William M. Fariss, Jr.                           /s/ Terrence D. Daniels
--------------------------                           ------------------------
William M. Fariss, Jr.                               Terrence D. Daniels



/s/ F. Claiborne Johnston, Jr.                       /s/ Arnold H. Dreyfuss
------------------------------                       ------------------------
F. Claiborne Johnston, Jr.                           Arnold H. Dreyfuss



/s/ Wilson H. Flohr, Jr.                             /s/ Judith B. McBee
------------------------------                       ------------------------
Wilson H. Flohr, Jr.                                 Judith B. McBee

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS,  that each undersigned  director of
ESKIMO PIE CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints David B. Kewer and Thomas M. Mishoe, Jr. (with full power to each of them to act alone) as true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation and any related plan interests in connection with stock issued by the Corporation under its Savings Plan and any interests in the Plan that may constitute separate securities; granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done hereof.

             IN WITNESS WHEREOF, each undersigned director has hereunto set his or her hand and seal, as of the date specified.

Dated:  April 10, 1997.



/s/ William M. Fariss, Jr.                             /s/ Terrence D. Daniels
--------------------------                             -------------------------
William M. Fariss, Jr.                                 Terrence D. Daniels



/s/ F. Claiborne Johnston, Jr.                         /s/ Arnold H. Dreyfuss
---------------------------                            -------------------------
F. Claiborne Johnston, Jr.                             Arnold H. Dreyfuss



/s/ Wilson H. Flohr, Jr.                               /s/ Judith B. McBee
---------------------------                            -------------------------
Wilson H. Flohr, Jr.                                   Judith B. McBee

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS,  that each undersigned  director of
ESKIMO PIE CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints David B. Kewer and Thomas M. Mishoe, Jr. (with full power to each of them to act alone) as true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation in connection with its Employee Stock Purchase Plan; granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done hereof.

             IN WITNESS WHEREOF, each undersigned director has hereunto set his or her hand and seal, as of the date specified.

Dated:  April 10, 1997.



/s/ William M. Fariss, Jr.                            /s/ Terrence D. Daniels
--------------------------                            --------------------------
William M. Fariss, Jr.                                Terrence D. Daniels



/s/ F. Claiborne Johnston, Jr.                        /s/ Arnold H. Dreyfuss
---------------------------                           --------------------------
F. Claiborne Johnston, Jr.                            Arnold H. Dreyfuss



/s/ Wilson H. Flohr, Jr.                              /s/ Judith B. McBee
---------------------------                           --------------------------
Wilson H. Flohr, Jr.                                  Judith B. McBee

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  officer of
ESKIMO PIE CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints Thomas M. Mishoe, Jr. as his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation in connection with stock options and other awards issued by the Corporation under its 1996 Incentive Stock Plan; granting unto said attorney, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done hereof.

             IN WITNESS WHEREOF, the undersigned officer has hereunto set his hand and seal, as of the date specified.


Dated:  April 10, 1997.



/s/ David B. Kewer
------------------------
David B. Kewer

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that undersigned officer of ESKIMO PIE CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints Thomas M. Mishoe, Jr. (with full power to each of them to act alone) as true and lawful attorneys-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation and any related plan interests in connection with stock issued by the Corporation under its Savings Plan and any interests in the Plan that may constitute separate securities; granting unto said attorney, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done hereof.

             IN WITNESS WHEREOF, the undersigned officer has hereunto set his hand and seal, as of the date specified.


Dated:  April 10, 1997.



/s/ David B. Kewer
-----------------------
David B. Kewer

                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  officer of
ESKIMO PIE CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints Thomas M. Mishoe, Jr. as true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation in connection with its Employee Stock Purchase Plan; granting unto said attorney, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done hereof.

             IN WITNESS WHEREOF, the undersigned officer has set his hand and seal, as of the date specified.

Dated:  April 10, 1997.



/s/ David B. Kewer
-----------------------
David B. Kewer